                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                  JULY 18, 2000


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                                RDO EQUIPMENT CO.
             (Exact name of registrant as specified in its charter)



            DELAWARE                  1-12641                   45-0306084
       (State or Other of      (Commission File Number)      (I.R.S. Employer
         Incorporation)                                   Identification Number)


             2829 SOUTH UNIVERSITY DRIVE
                FARGO, NORTH DAKOTA                                 58103
     (Address of principal executive offices)                     (Zip Code)

                                 (701) 237-7363
                (Company's telephone number, including area code)



                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

RDO Equipment Co. reports that a press release dated July 18, 2000, a copy of which is filed herewith as Exhibit 99.1, was made publicly available on July 18, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              Not Applicable

         (b)  PRO FORMA FINANCIAL INFORMATION.

              Not Applicable

         (c)  EXHIBITS.

               Exhibit
               -------
                 No.                       Description
                 ---                       -----------
              99.1           Press Release dated July 18, 2000 (filed herewith)



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RDO EQUIPMENT CO.


                                  By:   /s/ Thomas K. Espel
                                     -------------------------------------------
                                        Thomas K. Espel
                                        Chief Financial Officer and Treasurer

Dated:  July 18, 2000



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

                                RDO EQUIPMENT CO.

                                    FORM 8-K

                                INDEX TO EXHIBITS

 EXHIBIT
 -------
   NO.                                   DESCRIPTION
   ---                                   -----------
99.1              Press Release dated July 18, 2000 (filed herewith)





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